UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2017

Columbia Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-36113

MD	20-0068852
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1170 Peachtree Street NE, Suite 600
Atlanta, GA 30309
(Address of principal executive offices, including zip code)

(404) 465-2200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 11, 2017, Columbia Property Trust, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to disclose, among other things, the consummation of the acquisition by the Company of 245-249 West 17th Street, two interconnected 12- and 6-story buildings totaling 281,294 square feet of office and retail space, and 218 West 18th Street, a 12-story, 165,670-square-foot office building, both in New York (the "New York Buildings"). This Current Report on Form 8-K/A is being filed solely to amend Item 9.01 of the Original Form 8-K to provide the financial statements and pro forma financial information referred to in parts (a) and (b) of Item 9.01 below relating to the Acquisition. Except as described above, this Form 8-K/A does not modify or update the Original Form 8-K or the disclosures set forth therein or otherwise reflect events occurring after the filing thereof.
Item 9.01.     Financial Statements and Exhibits.
(a) Financial Statements. The following financial statements of 245-249 West 17th Street, 218 West 18th Street, and the Company are submitted at the end of this Form 8-K and are filed herewith and incorporated herein by reference.
(b) Pro Forma Financial Information. See Paragraph (a) above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Property Trust, Inc.

Dated: December 21, 2017	By:	/s/ James A. Fleming
James A. Fleming
Executive Vice President and Chief Financial Officer

INDEPENDENT AUDITOR’S REPORT
To the Stockholders and Board of Directors of
Columbia Property Trust, Inc.
Atlanta, Georgia
We have audited the accompanying statement of revenues and certain operating expenses of New York Buildings for the year ended December 31, 2016, and the related notes to the statement of revenues and certain operating expenses.
Management’s Responsibility for the Statement of Revenues and Certain Operating Expenses
Management is responsible for the preparation and fair presentation of the statement of revenues and certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain operating expenses that are free from material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues and certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues and certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of New York Buildings’ statement of revenues and certain operating expenses for the year ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to Note 2 to the statement of revenues and certain operating expenses, which describes that the accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations under Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (for inclusion in the Form 8-K of Columbia Property Trust, Inc.) and is not intended to be a complete presentation of New York Buildings’ revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Moore, Colson & Co., P.C.
Marietta, Georgia
December 21, 2017

New York Buildings
Statements of Revenues and Certain Operating Expenses
For the Nine Months Ended September 30, 2017 (unaudited)
And the Year Ended December 31, 2016

	Nine Months Ended September 30, 2017 (unaudited)	Year Ended December 31, 2016
Revenues:
Rental revenue	$24,530,752	$32,698,410
Reimbursement revenue	2,255,856	2,108,117
Other income	—	157,259
Total revenues	26,786,608	34,963,786
Certain Operating Expenses:
Real estate and other taxes	3,041,776	3,655,071
Repairs and maintenance	1,603,010	2,082,112
Utilities	458,830	698,393
Security	403,494	577,125
Management fees	283,468	98,516
Cleaning	218,864	238,416
Insurance	161,265	193,555
Administrative	110,745	205,546
Other	82,074	36,781
Total expenses	6,363,526	7,785,515
Revenues over certain operating expenses	$20,423,082	$27,178,271

See accompanying notes to Statements of Revenues and Certain Operating Expenses.

New York Buildings
Notes to Statements of Revenues and Certain Operating Expenses

1.     Description of Real Estate Property Acquired
On October 11, 2017, Columbia Property Trust, Inc. (which may be referred to herein as the "Company," "we," "our" or "us") purchased two adjoining buildings, one six-story building and one 12-story building, comprising 281,294 square feet (the “245-249 W 17th Street Buildings”) as well as a 12-story, 165,670 square foot building (the “218 West 18th Street” Building) in New York’s Chelsea submarket for a gross sales price of $514.1 million (collectively, the “New York Buildings”). The acquisition was funded with a combination of cash on hand from prior dispositions and borrowings under our line of credit.
2.     Basis of Accounting
The accompanying Statements of Revenues and Certain Operating Expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest, and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the New York Buildings after their acquisition by the Company.
3.     Significant Accounting Policies
Revenues
Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased rental revenue by $2,041,117 for the nine months ended September 30, 2017 (unaudited), and $3,207,380 for the year ended December 31, 2016.
Use of Estimates
The preparation of the Statements of Revenues and Certain Operating Expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.
4.     Description of Leasing Arrangements
As of December 31, 2016 and September 30, 2017, the New York Buildings were 100% leased to eleven tenants, including Twitter, Inc. (approximately 48%), Room & Board, Inc. (approximately 14%), and Red Bull North America, Inc. (approximately 10%).
Twitter, Inc. is a global online platform for public self-expression and conversation in real time. By developing a fundamentally new way for people to consume, create, distribute and discover content, Twitter enables any voice to echo around the world instantly and unfiltered. The service can be accessed at Twitter.com, on a variety of mobile devices. Available in more than 40 languages, Twitter has 330 million monthly active users. Twitter, Inc. also receives revenue from its Periscope application that allows live streaming of video. The lease with Twitter, Inc. expires in April 2025, with two options to extend.
Room & Board, Inc. is a privately held, national retailer of modern home furnishings based in Minneapolis, MN with 14 locations throughout the United States. Approximately 90% of Room & Board products are American-made and 95% are exclusive to Room & Board, Inc. Its Shop from Home business, which consists of a print catalog and website, is the fastest-growing segment of its business. It also has a Business Interiors division that provides floor planning services, product suggestions, and commercial rating information. The lease with Room & Board, Inc. expires in October 2034, with an option to extend.
Red Bull North America, Inc. is a subsidiary of Austrian company Red Bull GmbH, which is the creator of the world’s most popular energy drink of the same name. Founded in 1987, Red Bull GmbH employs over 11,000 people and sells drinks in over 171 countries. The company has since evolved to become a leader in sports, culture, and lifestyle media. The Red Bull Studios New York, located in the 218 West 18th Street Building, is a multi-disciplinary project space featuring a state of the art recording studio, radio booth, and lecture hall. The lease with Red Bull North America expires in October 2027, with an option to extend.

5.     Future Minimum Rental Commitments
As of December 31, 2016, future minimum rental commitments are as follows:

For the years ended December 31:
2017	$30,029,134
2018	30,404,340
2019	31,002,091
2020	32,015,448
2021	31,043,216
Thereafter	178,325,931
$332,820,160
Based on the leases that were in place as of December 31, 2016, for the years ended December 31, 2017, 2018, 2019, 2020, 2021, and thereafter, Twitter, Inc. contributes 32%, 32%, 32%, 33%, 36%, and 22%, respectively, to future minimum rental commitments. For the years ended December 31, 2017, 2018, 2019, 2020, 2021, and thereafter, Room & Board, Inc. contributes 16%, 17%, 16%, 16%, 18%, and 49%, respectively, to future minimum rental commitments. For the years ended December 31, 2017, 2018, 2019, 2020, 2021, and thereafter, Red Bull North America, Inc. contributes 9%, 10%, 10%, 10%, 10%, and 12%, respectively, to future minimum rental commitments.
6.    Interim Unaudited Financial Information
The Statement of Revenues and Certain Operating Expenses for the nine months ended September 30, 2017, is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.
7.     Subsequent Events
Subsequent events related to the New York Buildings have been evaluated through December 21, 2017, which is the date the Statements of Revenues and Certain Operating Expenses were available to be issued. All subsequent events, if any, requiring recognition as of September 30, 2017 and December 31, 2016, have been incorporated into the Statements of Revenues and Certain Operating Expenses or disclosed in the notes to the Statements of Revenues and Certain Operating Expenses.

COLUMBIA PROPERTY TRUST, INC.
Summary of Unaudited Pro Forma Financial Statements

This pro forma information should be read in conjunction with the consolidated financial statements and notes thereto of Columbia Property Trust, Inc. ("Columbia Property Trust" or the "Company") included in its annual report filed on Form 10-K for the twelve months ended December 31, 2016, and on its quarterly report on Form 10-Q for the nine months ended September 30, 2017. In addition, this pro forma information should be read in conjunction with the financial statements and notes thereto of the acquired properties included in this current report on Form 8-K.
On October 11, 2017, Columbia Property Trust acquired 245-249 West 17th Street, two interconnected 12- and 6-story buildings totaling 281,294 square feet of office and retail space, and 218 West 18th Street, a 12-story, 165,670-square-foot office building, both in New York (the "New York Acquisitions"). These buildings were acquired for $514.1 million, exclusive of purchase price adjustments and transaction costs. The acquisition was funded with cash on hand from prior dispositions and borrowings under the Company's line of credit.
The following unaudited pro forma balance sheet as of September 30, 2017, has been prepared in conformity with U.S. generally accepted accounting principles to give effect to the New York Acquisitions as if the acquisitions occurred on September 30, 2017. The following unaudited pro forma statements of operations for the nine months ended September 30, 2017, and the twelve months ended December 31, 2016, have been prepared to give effect to the New York Acquisitions as if the acquisition occurred on January 1, 2016.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the New York Acquisitions been consummated as of January 1, 2016, or as of September 30, 2017.

COLUMBIA PROPERTY TRUST, INC.
PRO FORMA BALANCE SHEET
SEPTEMBER 30, 2017
(in thousands, unaudited)

ASSETS

	Columbia Property Trust, Inc. Historical(a)	New York Acquisitions Pro Forma Adjustments		Pro Forma Total
Assets:
Real estate assets, at cost:
Land	$609,110	$156,985	(b)	$766,095
Buildings and improvements, less accumulated depreciation	1,704,630	321,067	(b)	2,025,697
Intangible lease assets, less accumulated amortization	164,699	39,528	(b)	204,227
Construction in progress	49,255	—		49,255
Total real estate assets	2,527,694	517,580		3,045,274
Investment in unconsolidated joint ventures	698,105	—		698,105
Cash and cash equivalents	382,730	(355,921)	(c)	26,809
Tenant receivables, net of allowance for doubtful accounts	2,814	—		2,814
Straight line rent receivable	80,128	—		80,128
Prepaid expenses and other assets	75,802	(25,000)	(d)	50,802
Intangible lease origination costs, less accumulated amortization	28,067	—		28,067
Deferred lease costs, less accumulated amortization	127,940	17,230	(b)	145,170
Investment in development authority bonds	120,000	—		120,000
Total assets	$4,043,280	$153,889		$4,197,169

(a)	Historical financial information derived from Columbia Property Trust's quarterly report on Form 10-Q as of September 30, 2017.

(b)
Reflects the purchase price allocation for the properties acquired by Columbia Property Trust in connection with the New York Acquisitions, based on attributes of the acquired properties, in-place leases, and recent transactions involving similar properties in the New York market.

(c)	Represents the portion of the acquisition price and related expenses assumed funded with cash on hand based on the assumptions outlined herein.

(d)	Represents earnest money paid prior to September 30, 2017, which was applied to the New York Acquisitions at closing.

COLUMBIA PROPERTY TRUST, INC.
PRO FORMA BALANCE SHEET
SEPTEMBER 30, 2017
(in thousands, unaudited)

LIABILITIES & EQUITY

	Columbia Property Trust, Inc. Historical(a)	New York Acquisitions Pro Forma Adjustments		Pro Forma Total
Liabilities:
Line of credit and notes payable, net	$520,367	$135,000	(b)	$655,367
Bonds payable, net	693,562	—		693,562
Accounts payable, accrued expenses, and accrued capital expenditures	129,802	—		129,802
Deferred income	15,756	—		15,756
Intangible lease liabilities, less accumulated amortization	9,891	18,889	(c)	28,780
Obligations under capital leases	120,000	—		120,000
Total liabilities	1,489,378	153,889		1,643,267
Commitments and Contingencies	—	—		—
Equity:
Common stock, $0.01 par value, 225,000,000 shares authorized, 119,803,608 shares issued and outstanding as of September 30, 2017	1,198	—		1,198
Additional paid-in capital	4,485,368	—		4,485,368
Cumulative distributions in excess of earnings	(1,931,927)	—		(1,931,927)
Cumulative other comprehensive loss	(737)	—		(737)
Total equity	2,553,902	—		2,553,902
Total liabilities and equity	$4,043,280	$153,889		$4,197,169

(a)	Historical financial information derived from Columbia Property Trust's quarterly report on Form 10-Q as of September 30, 2017.

(b)
Represents the allocated amount drawn under the Company's line of credit for the purchase of the New York Acquisitions. The line of credit has a capacity of $500 million and matures on July 31, 2019, with two six-month extension options (the "Revolving Credit Facility"). Amounts outstanding under the Revolving Credit Facility bear interest at LIBOR, plus an applicable margin ranging from 0.875% to 1.55% for LIBOR-based borrowings, or an alternate base rate, plus an applicable margin ranging from 0.00% to 0.55% for base-rate borrowings, based on the Company's applicable credit rating. The per annum facility fee on the aggregate revolving commitment (used or unused) ranges from 0.125% to 0.300%, also based on the Company's applicable credit rating. Additionally, the Company has the ability to increase the capacity of the Revolving Credit Facility and its $300 million term loan by an aggregate amount of up to $400.0 million on four occasions, subject to certain limitations.

(c)
Reflects the purchase price allocation to below market intangible lease liabilities acquired by Columbia Property Trust in connection with the New York Acquisitions, based on attributes of the New York Acquisitions, in-place leases, and recent transactions involving similar properties in the New York market.

COLUMBIA PROPERTY TRUST, INC.
PRO FORMA STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2017
(in thousands, unaudited)

	Columbia Property Trust, Inc. Historical(a)	New York Acquisitions Historical(b)		Other Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$193,309	$24,531	(c)	$2,014	(h)	$219,854
Tenant reimbursements	18,609	2,256	(d)	—		20,865
Hotel income	1,339	—		—		1,339
Asset and property management fee income	2,126	—		—		2,126
Other property income	1,992	—		—		1,992
	217,375	26,787		2,014		246,176
Expenses:
Property operating costs	64,503	5,970	(e)	—		70,473
Hotel operating costs	2,085	—		—		2,085
Asset and property management fee expenses	717	283	(f)	—		1,000
Depreciation	60,529	—		7,741	(i)	68,270
Amortization	24,518	—		5,562	(j)	30,080
General and administrative - corporate	25,003	111	(g)	—		25,114
General and administrative - joint venture	713	—		—		713
	178,068	6,364		13,303		197,735
Real estate operating income	39,307	20,423		(11,289)		48,441
Other income (expense):
Interest expense	(44,308)	—		(2,238)	(k)	(46,546)
Interest and other income	7,668	—		—		7,668
Loss on early extinguishment of debt	(325)	—		—		(325)
	(36,965)	—		(2,238)		(39,203)
Income before income taxes, unconsolidated joint ventures, and sales of real estate:	2,342	20,423		(13,527)		9,238
Income tax expense	378	—		—		378
Loss from unconsolidated joint ventures	(849)	—		—		(849)
Income before sales of real estate assets	1,871	20,423		(13,527)		8,767
Gains on sales of real estate assets	175,518	—		—		175,518
Net income	$177,389	$20,423		$(13,527)		$184,285
Net income per share - basic	$1.46					$1.52
Weighted average common shares - basic	121,270					121,270
Net income per share - diluted	$1.46					$1.52
Weighted average common shares - diluted	121,458					121,458

(a)	Historical financial information derived from Columbia Property Trust's quarterly report on Form 10-Q for the nine months ended September 30, 2017.

(b)
Historical financial information derived from the New York Acquisitions Statement of Revenues and Certain Expenses for the nine months ended September 30, 2017, contained in the current report on Form 8-K.

(c)
Rental income consists primarily of base rent pursuant to leases in place for the periods presented. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2016.

(d)	Consists of reimbursements for property operating costs pursuant to the leases in place for the periods presented.

(e)	Consists of property operating expenses, primarily related to real estate taxes, insurance, utilities, and maintenance and support services.

(f)	Consists of property management fees incurred for oversight of the day-to-day operations of the property.

(g)	Consists primarily of professional fees related to various projects at the property.

(h)	Consists of adjustments for the amortization of the net (above) below market in-place leases acquired with the New York Acquisitions.

(i)
Depreciation expense is calculated using the straight-line method based on the purchase price allocated to building over a 40-year life; depreciation expense related to tenant improvements is calculated over the average remaining life of in-place leases.

(j)	Amortization of other in-place lease intangibles is recognized using the straight-line method over approximately 8.3 years, the average remaining life of in-place leases.

(k)	Interest expense relates to additional borrowings on the Revolving Credit Facility using the LIBOR rate of 2.21%.

COLUMBIA PROPERTY TRUST, INC.
PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016
(in thousands, unaudited)

	Columbia Property Trust, Inc. Historical(a)	New York Acquisitions Historical(b)		Other Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$366,186	$32,699	(c)	$2,686	(h)	$401,571
Tenant reimbursements	69,770	2,108	(d)	—		71,878
Hotel income	22,661	—		—		22,661
Asset and property management fees	2,122	—		—		2,122
Other property income	12,804	157		—		12,961
	473,543	34,964		2,686		511,193
Expenses:
Property operating costs	154,968	7,481	(e)	—		162,449
Hotel operating costs	18,686	—		—		18,686
Asset and property management fee expenses	1,415	99	(f)	—		1,514
Depreciation	108,543	—		10,321	(i)	118,864
Amortization	56,775	—		7,416	(j)	64,191
General and administrative	33,876	206	(g)	—		34,082
	374,263	7,786		17,737		399,786
Real estate operating income	99,280	27,178		(15,051)		111,407
Other income (expense):
Interest expense	(67,609)	—		(2,984)	(k)	(70,593)
Interest and other income	7,288	—		—		7,288
Loss on early extinguishment of debt	(18,997)	—		—		(18,997)
	(79,318)	—		(2,984)		(82,302)
Income before income taxes, unconsolidated joint ventures, and sales of real estate:	19,962	27,178		(18,035)		29,105
Income tax expense	(445)	—		—		(445)
Loss from unconsolidated joint ventures	(7,561)	—		—		(7,561)
Income before sales of real estate assets	11,956	27,178		(18,035)		21,099
Gains on sales of real estate assets	72,325	—		—		72,325
Net income	$84,281	$27,178		$(18,035)		$93,424
Net income per share - basic	$0.68					$0.76
Weighted average common shares - basic	123,130					123,130
Net income per share - diluted	$0.68					$0.76
Weighted average common shares - diluted	123,228					123,228

(a)	Historical financial information derived from Columbia Property Trust's annual report on Form 10-K for the year ended December 31, 2016.

(b)	Historical financial information derived from the New York Acquisitions Statement of Revenues and Certain Expenses for the year ended December 31, 2016, contained in the current report on Form 8-K.

(c)
Rental income consists primarily of base rent pursuant to leases in place for the periods presented. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2016.

(d)	Consists of reimbursements for property operating costs pursuant to the leases in place for the periods presented.

(e)	Consists of property operating expenses, primarily related to real estate taxes, insurance, utilities, and maintenance and support services.

(f)	Consists of property management fees incurred for oversight of the day-to-day operations of the property.

(g)	Consists primarily of professional fees related to various projects at the property.

(h)	Consists of adjustments for the amortization of the net (above) below market lease assets acquired with the New York Acquisitions.

(i)
Depreciation expense is calculated using the straight-line method based on the purchase price allocated to building over a 40-year life; depreciation expense related to tenant improvements is calculated over the average remaining life of in-place leases.

(j)	Amortization of other in-place lease intangibles is recognized using the straight-line method over approximately 8.3 years, the average remaining life of in-place leases.

(k)	Interest expense relates to additional borrowings on the Revolving Credit Facility using the LIBOR rate of 2.21%.